Goodwill and intangible assets	12 Months Ended
Dec. 31, 2017
Intangible assets and goodwill [abstract]
Disclosure of intangible assets and goodwill [text block]

The notes included in this section focus on the Group’s non-current tangible and intangible assets and property, plant and equipment, which provide long-term future economic benefits.

24 Goodwill and intangible assets

Accounting for goodwill and intangible assets

Goodwill

The carrying value of goodwill is determined in accordance with IFRS 3 Business Combinations and IAS 36 Impairment of Assets.

Goodwill arising on the acquisition of subsidiaries represents the excess of the fair value of the purchase consideration over the fair value of the Group’s share of the assets acquired and the liabilities and contingent liabilities assumed on the date of the acquisition.

Goodwill is reviewed annually for impairment, or more frequently when there are indications that impairment may have occurred. The test involves comparing the carrying value of goodwill with the present value of the pre tax cash flows, discounted at a rate of interest that reflects the inherent risks, of the cash generating unit (CGU) to which the goodwill relates, or the CGU’s fair value if this is higher.

Intangible assets

Intangible assets other than goodwill are accounted for in accordance with IAS 38 Intangible Assets.

Intangible assets are initially recognised when they are separable or arise from contractual or other legal rights, the cost can be measured reliably and, in the case of intangible assets not acquired in a business combination, where it is probable that future economic benefits attributable to the assets will flow from their use.

Intangible assets are stated at cost (which is, in the case of assets acquired in a business combination, the acquisition date fair value) less accumulated amortisation and provisions for impairment, if any, and are amortised over their useful lives in a manner that reflects the pattern to which they contribute to future cash flows, generally using the amortisation periods set out below:

Annual rates in calculating amortisation	Amortisation period
Goodwill	Not amortised
Internally generated software[a]	12 months to 6 years
Other software	12 months to 6 years
Customer lists	12 months to 25 years
Licences and other	12 months to 25 years

Intangible assets are reviewed for impairment when there are indications that impairment may have occurred.

Note

a Exceptions to the above rate relate to useful lives of certain core banking platforms that are assessed individually and, if appropriate, amortised over longer periods ranging from 10 to 15 years.

	Goodwill	Internally generated software	Other software	Customer lists	Licences and other	Total
	£m	£m	£m	£m	£m	£m
2017
Cost
As at 1 January 2017	4,847	4,927	204	1,708	551	12,237
Additions and disposals	-	662	16	(15)	13	676
Exchange and other movements	(88)	(88)	207	(146)	(45)	(160)
As at 31 December 2017	4,759	5,501	427	1,547	519	12,753
Accumulated amortisation and impairment
As at 1 January 2017	(930)	(1,864)	(143)	(1,231)	(343)	(4,511)
Disposals	-	207	10	15	24	256
Amortisation charge	-	(546)	(32)	(101)	(36)	(715)
Impairment charge	-	(52)	-	-	-	(52)
Exchange and other movements	70	60	(148)	108	28	118
As at 31 December 2017	(860)	(2,195)	(313)	(1,209)	(327)	(4,904)
Net book value	3,899	3,306	114	338	192	7,849
2016
Cost
As at 1 January 2016	5,603	4,112	542	1,665	703	12,625
Additions and disposals	(77)	955	2	59	78	1,017
Exchange and other movements	(679)	(140)	(340)	(16)	(230)	(1,405)
As at 31 December 2016	4,847	4,927	204	1,708	551	12,237
Accumulated amortisation and impairment
As at 1 January 2016	(998)	(1,634)	(212)	(1,081)	(478)	(4,403)
Disposals	77	46	1	14	12	150
Amortisation charge	-	(476)	(36)	(129)	(29)	(670)
Impairment charge	-	(72)	(1)	-	(1)	(74)
Exchange and other movements	(9)	272	105	(35)	153	486
As at 31 December 2016	(930)	(1,864)	(143)	(1,231)	(343)	(4,511)
Net book value	3,917	3,063	61	477	208	7,726

Goodwill

Goodwill is allocated to business operations according to business segments as follows:

	2017	2016
	£m	£m
Barclays UK	3,574	3,556
Barclays International	325	361
Total net book value of goodwill	3,899	3,917

Goodwill

Testing goodwill for impairment involves a significant amount of judgement. This includes the identification of independent CGUs and the allocation of goodwill to these units based on which units are expected to benefit from the acquisition. The allocation is reviewed following business reorganisations. Cash flow projections necessarily take into account changes in the market in which a business operates including the level of growth, competitive activity, and the impacts of regulatory change. Determining both the expected pre-tax cash flows and the risk adjusted interest rate appropriate to the operating unit requires the exercise of judgement. The estimation of pre-tax cash flows is sensitive to the periods for which detailed forecasts are available and to assumptions regarding long-term sustainable cash flows.

Other intangible assets

Determining the estimated useful lives of intangible assets (such as those arising from contractual relationships) requires an analysis of circumstances. The assessment of whether an asset is exhibiting indicators of impairment as well as the calculation of impairment, which requires the estimate of future cash flows and fair values less costs to sell, also requires the preparation of cash flow forecasts and fair values for assets that may not be regularly bought and sold.

Impairment testing of goodwill

During 2017, the Group recognized an impairment charge of £0 (2016: £0).

Key assumptions

The key assumptions used for impairment testing are set out below for each significant goodwill balance. Other goodwill of £769m (2016: £787m) was allocated to multiple CGUs which are not considered individually significant.

Barclays UK

Goodwill relating to Woolwich in Personal Banking and Business Banking was £3,130m (2016: £3,130m) of the total Barclays UK balance. The carrying value of the CGU has been determined by using net asset value. The recoverable amount of the CGU, calculated as value in use, has been determined using cash flow predictions based on financial budgets approved by management and covering a five-year period, with a terminal growth rate of 2.0% (2016: 2.0%) applied thereafter. The forecast cash flows have been discounted at a pre-tax rate of 13.9% (2016: 14.6%). Based on these assumptions, the recoverable amount exceeded the carrying amount including goodwill by £5,262m (2016: £4,130m). A one percentage point change in the discount rate or terminal growth rate would increase or decrease the recoverable amount by £1,128m (2016: £988m) and £734m (2016: £615m) respectively. A reduction in the forecast cash flows of 10% per annum would reduce the recoverable amount by £1,409m (2016: £1,293m).

The increase in headroom in 2017 reflects changes in discount rate and future cash flow projections.